Exhibit 99.2

1 A Phase 2a Randomized Double - blind, Controlled Trial of the Efficacy and Safety of an Intravenous Bacteriophage Cocktail (AP - SA02) vs. Placebo in Combination with Best Available Antibiotic Therapy (BAT) in Patients with Complicated Staphylococcus aureus Bacteremia Loren G. Miller (MD MPH, Harbor - UCLA Medical Center/Lundquist Institute), Stacey Kolar (PHD, Armata) John Sanders (MD, Wake Forest University), John Williamson (PharmD, Wake Forest University), Paul Allyn (MD, UCLA), Jihoon Baang (MD, University of Michigan), Paul Riska (MD, Montefiore Medical Center), Saima Aslam (MD, University of California, San Diego), George Alangaden (MD, Henry Ford Health System), Jane Wainaina (MD, Froedtert Hospital and the Medical College of Wisconsin), Colleen Kraft (MD, Emory University Hospital), Nirja Mehta (MD, Emory University Hospital), Deena R. Altman (MD, Icahn School of Medicine at Mount Sinai), Gary Wang (MD, University of Florida), Mehdi Mirsaeidi (MD, University of Florida - Jacksonville), D. Alexander Perry, (MD, University of Arizona, Banner Health), Jose Vazquez (MD, Augusta University), Lindsay Nicholson (MD, Rocky Mountain Regional VA Medical Center), Ralph Rogers (MD, Rhode Island Hospital), Jonathan Iredell (MD, Westmead Hospital), Pierre Kyme (PHD, Armata), Deborah Birx (MD, Armata), Vance G. Fowler, Jr. (MD, Duke University) IDWeek 2025 TM , Atlanta, GA October 22, 2025

2 This presentation contains “forward - looking” statements that involve risks, uncertainties and assumptions . If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward - looking statements . All statements other than statements of historical fact could be deemed forward - looking, including, but not limited to : our estimates regarding anticipated operating losses, capital requirements and needs for additional funds ; our ability to raise additional capital when needed and to continue as a going concern ; our ability to manufacture, or otherwise secure the manufacture of, sufficient amounts of our product candidates for our preclinical studies and clinical trials ; our clinical development plans, including planned clinical trials ; our research and development plans ; our ability to select combinations of phages to formulate our product candidates ; our development of bacteriophage - based therapies ; the potential use of bacteriophages to treat bacterial infections ; the potential future of antibiotic resistance ; the ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics ; the potential for bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance ; our planned development strategy, presenting data to regulatory agencies and defining planned clinical studies ; the expected timing of additional clinical trials, including Phase 1 b/Phase 2 or registrational clinical trials ; our ability to manufacture and secure sufficient quantities of our product candidates for clinical trials ; the drug product candidates to be supplied by us for clinical trials ; the safety and efficacy of our product candidates ; our anticipated regulatory pathways for our product candidates ; the activities to be performed by specific parties in connection with clinical trials ; our ability to successfully complete preclinical and clinical development of, and obtain regulatory approval of our product candidates and commercialize any approved products on our expected timeframes or at all ; our pursuit of additional indications ; the content and timing of submissions to and decisions made by the U . S . Food and Drug Administration (the “FDA”) and other regulatory agencies ; our ability to leverage the experience of our management team and to attract and retain management and other key personnel ; the capacities and performance of our suppliers, manufacturers, contract research organizations (“CROs”) and other third parties over whom we have limited control ; our ability to staff and maintain our Los Angeles production facility under fully compliant current Good Manufacturing Practices (”cGMP”) ; the actions of our competitors and success of competing drugs or other therapies that are or may become available ; our expectations with respect to future growth and investments in our infrastructure, and our ability to effectively manage any such growth ; the size and potential growth of the markets for any of our product candidates, and our ability to capture share in or impact the size of those markets ; the benefits of our product candidates ; the potential market growth and market and industry trends ; maintaining collaborations with third parties including our partnerships with the Cystic Fibrosis Foundation (the “CFF”) and the U . S . Department of Defense (the “DoD”) ; potential future collaborations with third parties and the potential markets and market opportunities for product candidates ; our ability to achieve our vision, including improvements through engineering and success of clinical trials ; our ability to meet anticipated milestones in the development and testing of the relevant product ; our ability to be a leader in the development of phage - based therapeutics ; the expected use of proceeds from the $ 26 . 2 million DoD award ; the effects of government regulation and regulatory developments, and our ability and the ability of the third parties with whom we engage to comply with applicable regulatory requirements ; the accuracy of our estimates regarding future expenses, revenues, capital requirements and need for additional financing ; our expectations regarding future planned expenditures ; our ability to achieve and maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes - Oxley Act ; our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of any of our products and product candidates ; our ability to protect our intellectual property, including pending and issued patents ; our ability to operate our business without infringing the intellectual property rights of others ; our ability to advance our clinical development programs ; the effects of ongoing conflicts between Ukraine and Russia and in the Middle East, the recent and potential future bank failures or other geopolitical events ; the potential economic and regulatory impacts on the biotechnology, pharmaceutical and drug manufacturing industries ; the effects of artificial intelligence on our business and the industry as a whole ; and statements of belief and any statement of assumptions underlying any of the items mentioned . These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance . Actual results could differ materially from our current expectations as a result of these risks and uncertainties, which include, without limitation, risks related to the ability of our lead clinical candidates, AP - PA 02 and AP - SA 02 (including any modifications thereto) to be more effective than previous candidates ; our ability to enhance AP - PA 02 to treat both CF and NCFB patients ; our ability to develop products as expected ; our expected market opportunity for our products ; our ability to sufficiently fund our operations as expected, including obtaining additional funding as needed, and to refinance, repay or restructure its debt ; and whether Armata will incur unforeseen expenses or liabilities . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, we undertake no obligation to update publicly any forward - looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law . We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause the actual results to differ materially from those contained in forward - looking statements . In addition, this presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our product candidates, as well as data regarding market research, estimates and forecasts prepared by our management . Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information . These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information . Armata Pharmaceuticals Forward Looking Statements

3 Disclosures Dr. Loren Miller has received Grants/Research Support from: Armata GSK Paratek ContraFect Merck NIH A full list of disclosures is available on the IDWeek 2025 TM website

4 Phages Are a Novel Biologic Anti - Infectives Key Advantages of Phage Therapy How Phages Kill Bacteria Novel therapeutic approach Addresses ↑ ↑ ing antibiotic resistance Potential mono - or combination Rx • Alternative or addition to SOC Species - specific therapy minimizes or eliminates microbiome disruption

Bacteremia Phase 1b/2a "diSArm" Study Design

Phase 1b (n=8; 3:1): dose escalating

Phase 2a (n=42; 2:1): 28 sites

Dosed IV push q6 hrs x 5 d + SOC Antibiotics

Dose of AP-SA02: 2×10^{10} PFU or 5×10^{10} PFU

AP-SA02 is a 2-phage cocktail consisting of ARSA0001 and ARSA0002

ITT: All Phase 2a subjects that received BAT and ≥ 1 dose of AP-SA02 or placebo

---

AP-SA02
5 days q6h*

TOC for AP-SA02:
7 days after end of IV AP-SA02 (day 12)

TOC for BAT:
7 days after end of IV BAT (~day 18-60)

TOC for EOS:
28 days after end of IV BAT (~day 39-81)

Screening | IV BAT 14-56 days | 28 days post IV BAT

PFU = Plaque forming units
BAT = Best available antibiotic therapy
* < 72 hrs of IV BAT prior to start of AP-SA02

Responder defined as all these signs and symptoms resolved from screening: temperature, heart rate, respiratory rate, white blood cell count, systolic blood pressure, pain associated with infection site

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6 Phase 2a Trial Demographics & Infection Site Placebo (n=16)* * AP - SA02 (n=31)* Demographics 52.6 +/ - 12 54.8 +/ - 14 Age (mean) +/ - SD 10(62) 22(71) Sex Male (%) 28.5 +/ - 7.0 29.8 +/ - 7.8 BMI, mean +/ - SD 12 (75) 21 (67) White n (%) 2 (12) 8 (26) Black n (%) 5 (31) 12 (45) Hispanic n (%) 7 (44) 12 (39) MRSA n (%) Placebo (n=13) AP - SA02 (n=29) Site of Infections , ITT population: All patients that received AP - SA02 or placebo n (%) n (%) 3 (23) 4 (14) Septic Joint 3 (23) 4 (14) Cellulitis 4 (31) 9 (31) Osteomyelitis 0 (0) 3 (10) Pneumonia 3 (23) 6 (21) Sepsis 0 (0) 2 (7) L - sided Endocarditis 1 (8) 1(3) R - sided Endocarditis *includes all randomized from phase 2a trial, including not dosed

7 Phase 2a Trial BAT Antibiotics Placebo (n=13) n (%) AP - SA02 (n=29) n (%) Antibiotics Used* 8 (62) 18 (62) Cefazolin 6 (46) 12 (41) Vancomycin 2(15) 9 (31) Oxacillin/nafcillin 5 (38) 5 (17) Daptomycin 1(8) 2 (7) Cefepime 0 (0) 4 (14) Ceftriaxone BAT = Best available therapy *Some subjects received >1 antibiotic

8 Clinical Outcomes Responder defined as all these signs and symptoms resolved from screening: temperature, heart rate, respiratory rate, white b loo d cell count, systolic blood pressure, pain associated with infection site PI = Principal Investigator AC = Adjudication Committee * Blinded PI, p = 0.047 ** p = 0.02 for Blinded PI & AC P I ( n = 2 4 ) P I ( n = 1 2 ) A C ( n = 2 4 ) A C ( n = 1 2 ) P I ( n = 2 1 ) P I ( n = 8 ) A C ( n = 2 1 ) A C ( n = 9 ) P I ( n = 2 1 ) P I ( n = 8 ) A C ( n = 2 0 ) A C ( n = 8 ) 0 20 40 60 80 100 Clinical Response P e r c e n t AP-SA02 Placebo TOC (Day 12)* EOS**post-BAT** TOC = Test of Cure BAT = Best Available Antibiotic Therapy EOS = End of Study

9 Response in Subjects With MRSA Cleared Infection, No Evidence of Relapse TOC = Test of Cure BAT = Best Available Antibiotic Therapy EOS = End of Study A P - S A 0 2 ( n = 8 ) P l a c e b o ( n = 5 ) A P - S A 0 2 ( n = 6 ) P l a c e b o ( n = 4 ) A P - S A 0 2 ( n = 5 ) P l a c e b o ( n = 3 ) 0 10 20 30 40 50 60 70 80 90 100 P e r c e n t TOC (Day 12) EOS post-BAT A P - S A 0 2 ( n = 1 6 ) P l a c e b o ( n = 7 ) A P - S A 0 2 ( n = 1 5 ) P l a c e b o ( n = 5 ) A P - S A 0 2 ( n = 1 5 ) P l a c e b o ( n = 5 ) 0 10 20 30 40 50 60 70 80 90 100 P e r c e n t AP-SA02 Placebo TOC (Day 12) EOS post-BAT MRSA MSSA TOC (Day12) Post - BAT EOS TOC (Day12) Post - BAT EOS

10 Clinical Trends for AP - SA02 vs. Placebo Placebo AP - SA02 Clinical Trends 19.2 (13) 11.7 (26) Time to hospital discharge: Mean Day (n) 9.3 (12) 2.7 (25) Time to initial SAB resolution: Mean Day (n ) 97.3 (13) 50.2 (26) Mean CRP Day 12 mg/L (n)

AP-SA02 vs. Placebo: Safety & Tolerability

Safety Population (N=50)

	Phase 1b Uncomplicated SAB		Phase 2a Complicated SAB	
	AP-SA02 (N=6)	Placebo (N=2)	AP-SA02 (N=29)	Placebo (N=13)
	n (%)	n (%)	n (%)	n (%)
Any adverse events (AEs)	6 (100)	2 (100)	19 (66)	12 (92)
Any treatment-emergent AEs (TEAEs)[1]	6 (100)	2 (100)	17 (59)	10 (77)
Any study drug related TEAEs	1 (17)[2]	0	1 (3)[3]	0
Any Best Available Therapy related TEAEs	3 (50)	0 (0)	4 (14)	3 (23)
Any serious AEs (SAEs)	5 (83)	1 (50)	4 (14)	3 (23)
NCI CTCAE Grade 3/4/5 Aes	5 (83)	1 (50)	9 (31)	9 (69)
NCI CTCAE Grade 3/4/5 TEAEs	5 (83)	1 (50)	8 (28)	7 (54)
Any TEAEs leading to interruption of study drug	1 (17)	0	0	0
Any TEAEs leading to withdrawal of study drug	0	0	0	1 (8)
Any TEAEs leading to discontinuation of study	0	0	1 (3)	0
Any AEs leading to death[4]	0	0	1 (3)	0

1. TEAEs are defined as adverse events (AEs) occurring after the first dose of AP-SA02 through TOC (Day 12) or through EOS for SAEs.
2. Concurrent with Vancomycin and resolved with discontinuation of Vancomycin.
3. Transient transaminitis (mean 386 U/L ALT, 316 U/L AST) began on Day 4, persisted through Day 7, and was returned to normal in next blood draw on Day 12.
4. Subject was blood culture negative for *S. aureus* by Day 3/5 of AP-SA02 treatment (8 days before death); fatal (unrelated) event of multiple organ failure determined by study PI to be unrelated to both study drug and vancomycin.

NCI CTCAE = National Cancer Institute Common Terminology Criteria for Adverse Events.

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12 AP - SA02 Binds, Infects, and Lyses Patient Isolates in vitro Genotypic mapping of ARSA0002 Phage Less Frequent Variants More Frequent Variants 3 2 1 3 2 1 Patient Isolates 4 34 3 57 54 21 01 4 26 3 65 67 16 02 7 29 2 59 58 20 03 5 20 3 55 39 17 04 30 23 27 46 05 42 51 20 46 06 60 1 3 4 3 07 100 08 Defined phage variants in the AP - SA02 drug product ensure an intrinsic adaptive mechanism — a flexibility that may be key to achieving effective phage therapy from patient to patient Genetic Variants of ARSA0002 Phage Production Runs AP - SA02 reference

13 Summary & Conclusion • AP - SA02 phage cocktail safe and well tolerated • In combination with BAT, AP - SA02 had an earlier and higher cure rate compared to placebo in patients with complicated SAB at day 12, post BAT, and at EOS • AP - SA02 was assessed with clinical trends of earlier resolution, shorter hospitalization, and lack of relapse 4 weeks post - therapy • Results support proceeding to a Phase 3 RCT of this novel bacteriophage cocktail for SAB

14 *Armata is the recipient of a $26.2 million DoD award, received through the Medical Technology Enterprise Consortium (MTEC) and managed by the Naval Medical Research Command (NMRC) – Naval Advanced Medical Development (NAMD) with funding from the Defense Health Agency and Joint Warfighter Medical Research Program Acknowledgments Armata’s clinical breakthrough has been made possible with the ongoing financial support and partnership from the U.S. Department of Defense* and Innoviva , and the patients willing to be part of clinical research Proud Sponsor of diSArm Clinical Study

15 Thank you. If you would be interested in being part of the Phase 3 Trial please contact Jennifer Smith jsmith@armatapharma.com

16 Proposed Superiority Pivotal Trial Design • Primary endpoint clinical response at day 60 (TOC) • Secondary endpoints – Clinical response at day 14 (TOC) – Time to hospital discharge – Microbiologic eradication at time 60 and 14 days – All Cause Mortality • Sample size: 406 total (203 per group) to detect 15% absolute improvement with 90% power, alpha = 0.05 • Provides adequate safety data for BLA